FORM 8-K

                           SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C. 20549

                                      CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 26, 2001
                                                        ----------------


                         TELEPHONE AND DATA SYSTEMS, INC.
                         --------------------------------
                (Exact name of registrant as specified in its charter)



          Delaware                      1-14157                 36-2669023
         ---------------                -----------             ------------
         (State or other                (Commission             (IRS Employer
         jurisdiction of                File Number)            Identification
         incorporation)                                         No.)


      30 North LaSalle Street, Chicago, Illinois                  60602
      ------------------------------------------                ---------
      (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code:  (312) 630-1900


                              Not Applicable
                              --------------
       (Former name or former address, if changed since last report)

         Item 5.  Other Events.
                  -------------


     United States Cellular Corporation, an over 80%-owned subsidiary of Telephone and Data Systems, Inc., announced that Black Crow Wireless L.P. was the high bidder for 17 licenses in 13 markets in the recent Federal Communications Commission C and F block broadband PCS spectrum auction that concluded on January 26, 2001.

     This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by U.S. Cellular on January 26, 2001 relating to such announcement as an exhibit


        Item 7.  Financial Statements and Exhibits
                 ---------------------------------

                 Exhibits
                 --------
     The  exhibits  accompanying  this  report  are  listed in the  accompanying
     Exhibit Index.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    February 2, 2001


By:  /s/ D. Michael Jack
     ------------------------
     D. Michael Jack
     Vice President and Controller
     (Principal Accounting Officer)

                EXHIBIT INDEX


Exhibit Number                          Description of Exhibit
--------------                          ----------------------

    99.1 United States Cellular Corporation's News Release announcing Black Crow Wireless being the high bidder for 17 licenses in recent C and F block broadband PCS spectrum auction, dated January 26, 2001.